TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042       HV-6775 – PremierSolutions Cornerstone (Series II)

333-72042       HV-6779 – PremierSolutions Standard (Series A-II)

333-151805     HV-6776 – Premier InnovationsSM

333-151805     HV-6778 – Premier InnovationsSM (Series II)

Supplement dated January 12, 2021 to your Prospectus

FUND NAME CHANGE

THORNBURG FUNDS

Effective on or about December 18, 2020, the following name changes were made to your Prospectus:

Old Name	New Name

Thornburg Value Fund	Thornburg Small/Mid Cap Core Fund
Thornburg Core Growth Fund	Thornburg Small/Mid Cap Growth Fund

As a result of the change, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.